================================================================================

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):   September 5, 2000



                      Electronic Data Systems Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                        01-11779              75-2548221
(State or Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


                               5400 Legacy Drive
                            Plano, Texas 75024-3105
                    (Address of Principal Executive Offices,
                              Including Zip Code)



      Registrant's telephone number, including area code:  (972) 604-6000

================================================================================

Item 5.  Other Events.

          On September 5, 2000, Unigraphics Solutions Inc., our majority owned subsidiary the Class A Common Stock of which is traded on the New York Stock Exchange ("UGS"), issued the press release attached as Exhibit 99(a) hereto regarding its agreement to acquire Engineering Animation, Inc.

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

    Exhibit
    Number                        Description of Document
    ------                        -----------------------

      99(a) Press Release of Unigraphics Solutions Inc., a majority-owned subsidiary of the registrant, dated September 5, 2000.




                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ELECTRONIC DATA SYSTEMS
                                 CORPORATION


September 5, 2000                By:      /s/ D. Gilbert Friedlander
                                     -----------------------------------------
                                     D. Gilbert Friedlander, Senior Vice
                                     President, General Counsel and Secretary


                                       2